AMERICAN BIO MEDICA CORPORATION
                                 102 Simons Road
                           Ancramdale, New York 12503
                                  800-227-1243


December 10, 1996


Dear Fellow Shareholder:

     A special shareholders' meeting of American Bio Medica Corporation ("ABMC") will be held at 10:00 a.m. on Monday, December 23, 1996, at The Taconic Wayside Inn, Route 344, Copake Falls, New York 12517. Enclosed you will find formal Notice of Special Meeting, Proxy and Proxy Statement, detailing the matters which will be acted upon. Directors and Officers of the Company will be present to help host the meeting and to respond to any questions from our shareholders. I hope you will be able to attend.

     Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Meeting, you may vote in person even if you have previously mailed a Proxy by withdrawing your Proxy vote at the meeting.

     The Company's Board of Directors believes that a favorable vote for the adoption of the ABMC 1996 Nonstatutory Option Plan as described in the attached Notice of Special Meeting and Proxy Statement is in the best interest of the Company and its shareholders and unanimously recommends a vote "FOR" such matter. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

     Thank you for your investment and continued interest in American Bio Medica Corporation.

Sincerely,


Stan Cipkowski,
President

                NOTICE OF SPECIAL ANNUAL MEETING OF SHAREHOLDERS


             TO THE SHAREHOLDERS OF AMERICAN BIO MEDICA CORPORATION:



     NOTICE is hereby given that a special meeting of shareholders (the "Special Meeting") of American Bio Medica Corporation ("ABMC") will be held at The Taconic Wayside Inn, Route 344, Copake Falls, New York 12517 on Monday, December 23, 1996, at 10:00 a.m., local time, for the following purposes:

1. Approval of the adoption by the Board of Directors of the Fiscal 1996 Nonstatutory Option Plan.

2. Transaction of such other business as may properly come before the Special Meeting, or any adjournments thereof.

     Only shareholders of record at the close of business on December 3, 1996 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

     Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding matters proposed to be acted upon at the meeting.

     TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, FOR WHICH A RETURN ENVELOPE IS PROVIDED. YOUR PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS EXERCISE.


                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   s/Edmund Jaskiewicz
                                   Edmund Jaskiewicz,
                                     Secretary to the Board of Directors


                                   December 10, 1996

                                PROXY STATEMENT
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 23, 1996

                         AMERICAN BIO MEDICA CORPORATION
                                 102 Simons Road
                           Ancramdale, New York 12503

     Solicitation of the enclosed proxy is made by and on behalf of the Board of Directors (the "Board of Directors") of American Bio Medica Corporation ("ABMC" or the "Company") to be used at a special meeting of shareholders ("Special Meeting") to be held at The Taconic Wayside Inn, Route 344, Copake Falls, New York 12517 on Monday, December 23, 1996 at 10:00 a.m., and at any adjournments thereof. The mailing date of the Proxy Statement and the accompanying Proxy is December 10, 1996.

     The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary, officers, directors and regular employees of ABMC may solicit proxies by telephone, telegram, facsimile or by personal contact. It is contemplated that brokerage houses and nominees may be requested to forward proxy solicitation material to the beneficial owners of the stock held of record by such persons; and ABMC may reimburse them for their charges and expenses in this connection.

     All properly executed proxies delivered pursuant to this solicitation will be voted at the Special Meeting in accordance with any instructions thereupon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Special Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Board at the address above. A copy of the Company's quarterly report on Form 10-QSB for the six month period ended October 31, 1996 has been mailed to you, but should not be considered proxy solicitation material.

     ABMC has only two classes of shares outstanding - common shares, $.01 par value per share ("Common Shares") and Class A Preferred Shares, $.01 par value per share of which only the Common Shares have voting rights. The Company has fixed the close of business on December 3, 1996 as the record date for determination of shareholders entitled to notice of and to vote at the meeting or any adjournments thereof. As of December 3, 1996, there were outstanding 12,565,227 Common Shares, each share entitled to one vote on each matter to be voted on at the Special Meeting. The holders of a majority of shares entitled to vote and represented in person or by proxy at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. In general, Common Shares represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of Common Shares are not entitled to cumulative voting rights.

     The approval of the proposal described in the Proxy Statement requires the approval of a majority of the Common Shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the Special Meeting).

     The Board of Directors has adopted the Company's Fiscal 1996 Nonstatutory Stock Option Plan. 2,000,000 Common Shares were reserved under the Plan. The Plan is administered by the Board of Directors.

     Stock options under the Plan ("Plan Options") may be granted to employees, officers, directors, consultants of the Company or any other parties who have made a significant contribution to the business and success of the Company. The exercise price of Plan Options under the Plan may be more, equal to or less than the then current market price of the Common Shares as deemed to be appropriate. Options granted under the Plan will not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE 1996 NONSTATUTORY STOCK OPTION PLAN.

        -----------------------------------------------------------------

 INFORMATION CONCERNING THE CONDUCT OF THE SPECIAL MEETING AND VOTING OF PROXIES


     REVOCABILITY OF PROXY

     Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any shareholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Special Meeting and casting a contrary vote. However, not such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Special Meeting.

     OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

     METHOD OF COUNTING VOTES

     Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under the rules and regulation of the primary trading markets applicable to most brokers, adoption of an option plan is a routine matter on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of accountants. This Proxy will be voted "for" Item 1 unless "against" or "abstain" is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of Management.

     AVAILABILITY OF REGISTRATION STATEMENT ON FORM 10-SB.

     ABMC has filed with the Securities and Exchange Commission its registration statement on Form 10-SB. Shareholders wishing to receive a copy of this form may receive it without charge by writing American Bio Medica Corporation, 102 Simons Road, Ancramdale, New York 12503.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            Edmund Jaskiewicz
                                            Secretary to the Board
                                            December 10, 1996

                                      PROXY
                         SPECIAL MEETING OF SHAREHOLDERS

                         AMERICAN BIO MEDICA CORPORATION

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                               OF THE CORPORATION

     The undersigned Shareholder of American Bio Medica Corporation, having received the Notice dated December 10, 1996, of the Special Meeting of Shareholders, hereby nominates, constitutes, appoints and authorizes Stan
Cipkowski with full power to act alone, as proxies with full power of substitution, for me and in my name, place and stead, to vote all the Common Shares of said corporation standing in my name on its books on December 3, 1996, at the Special Meeting of Shareholders to be held at The Taconic Wayside Inn, Route 344, Copake Falls, New York 12517 at 10:00 a.m., Monday, December 23, 1996 or at any adjournments thereof, with all the power the undersigned would possess if personally present, as follows:

     1. Approval of the adoption of the Company's Fiscal 1996 Nonstatutory Stock Option Plan.

                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

     2. Upon such other business as may be brought before the meeting or any adjournments thereof. The Board of Directors at present of no other business to be presented.

     THIS PROXY WILL BE VOTED "FOR" ITEM 1 ABOVE UNLESS "AGAINST" OR "ABSTAIN" IS INDICATED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE COST OF SAME IS BORNE BY THE CORPORATION. THIS PROXY MAY BE REVOKED BY WRITING THE SECRETARY TO THE BOARD, AMERICAN BIO MEDICA CORPORATION, 102 SIMONS ROAD, ANCRAMDALE, NEW YORK 12503 OR IN PERSON AT THE SPECIAL MEETING OF SHAREHOLDERS AT ANY TIME PRIOR TO ITS EXERCISE.

Date: ____________________

Name: ______________________________________
      Beneficial Shareholder (Please Print)

Address: ___________________________________

         ___________________________________

Signature(s) _______________________________

             _______________________________
               (All Shareholders must sign)

                  NUMBER OF SHARES VOTING ________________

     IF SHARES ARE NOT REGISTERED IN YOUR NAME, PLEASE GIVE THE NAME AND ADDRESS OF THE PERSON OR ENTITY IN WHOSE NAME THEY ARE REGISTERED.


              (This must be completed if applicable)


     Please date, fill in your complete name and address and sign above exactly as your name or names appear hereon, and return this proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one fiduciary, all should sign. All joint owners must sign.